UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2013

Chemtura Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut	19103 06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01 below, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 21, 2013, Chemtura Corporation (the “Company”) launched a process to amend its Senior Secured Term Facility Credit Agreement (the “Term Loan Facility Agreement”), among the Company, Bank of America, N.A., as administrative agent, the other agents party thereto and the lenders party thereto. As contemplated, the amendment to the Term Loan Facility Agreement (the “Amendment”) would, among other things, (i) reduce the interest rate and LIBOR floor on the term loans outstanding under the Term Loan Facility Agreement (the “term loans”), (ii) provide for a 1% prepayment premium if the term loans are refinanced with certain specified refinancing debt within 6 months, (iii) introduce scheduled quarterly amortization of the term loans in the amount of 1% annually, and (iv) permit additional flexibility for the Company under certain of its operating covenants (including but not limited to additional flexibility for debt, investments, restricted payments and dispositions) in the Term Loan Facility Agreement. While no assurance can be given that the Company will complete the amendment, the Company expects the amendment to its Term Loan Facility Agreement will become effective during the fourth quarter of 2013.

In addition, the Company currently anticipates that the net cash proceeds from the previously announced sale of its Consumer Products business will be $280 million or greater. Following completion of the sale, the Company currently expects to use approximately $100-120 million of the net proceeds to pay down a portion of the term loans.

In connection with the Amendment, the Company is providing the lenders under the Term Loan Facility Agreement the following preliminary financial data as of September 30, 2013:

•	cash and cash equivalents was approximately $311 million; and

•	total debt, including current maturities, was approximately $894 million.

The preliminary financial data presented above is subject to completion and reflects the Company’s current good faith estimates and may be revised as a result of management’s further review of the Company’s results. The Company has not completed its normal review procedures as of, and for, the quarter ended September 30, 2013, and there can be no assurance that the final results for such quarter will not differ from these preliminary results. Any such changes could be material. During the course of the preparation of the Company’s consolidated financial statements and related notes as of, and for, the quarter ended September 30, 2013, the Company may identify items that would require it to make material adjustments to such preliminary financial data. These preliminary results should not be viewed as a substitute for financial statements prepared in accordance with U.S. generally accepted accounting principles. The Company’s consolidated financial statements and related notes as of, and for, the quarter ended September 30, 2013 may not be filed with the Securities and Exchange Commission until after the expected completion date of the Amendment.

In accordance with General Instruction B.2 of Form 8-K, the preliminary financial results contained in Item 2.02 and Item 7.01 in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This report includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Exchange Act of 1934, as amended. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions and include references to assumptions and relate to the Company’s future prospects, developments and business strategies. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to:

•	The Company’s ability to implement its growth strategies in rapidly growing markets and faster growing regions;

•	The Company’s ability to execute timely upon its portfolio management strategies and mid and long range business plans;

•	The receipt of governmental and other approvals associated with the sale of the Consumer Products business and the successful fulfillment or waiver of all other closing conditions for such a transaction without unexpected delays or conditions;

•	The successful closing of the sale of the Consumer Products business and separation of that business from the rest of the Company’s businesses;

•	The Company’s ability to identify one or more potential purchasers of the Chemtura AgroSolutions business who are willing to pay a price for the business that the Company is willing to accept, and to reach a definitive agreement on a mutually acceptable transaction with such purchaser;

•	The receipt of governmental and other approvals associated with the sale of the Chemtura AgroSolutions business and the successful fulfillment or waiver of all other closing conditions for such a transaction without unexpected delays or conditions;

•	The successful closing of the sale of the Chemtura AgroSolutions business and separation of that business from the rest of the Company’s businesses;

•	Risks associated with strategic acquisitions and divestitures; and

•	Other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including Item 1A, Risk Factors, in our Annual Report on Form 10-K.

These statements are based on the Company’s estimates and assumptions and on currently available information. The Company’s forward-looking statements include information concerning possible or assumed future results of operations, and our actual results may differ significantly from the results discussed. Forward-looking information is intended to reflect opinions as of the date this press release was issued. The Company undertakes no duty to update any forward-looking statements to conform the statements to actual results or changes in operations.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Stephen C. Forsyth
Name:	Stephen C. Forsyth
Title:	Executive Vice President and Chief Financial Officer

Date: October 21, 2013